UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 2, 2016

FUEL SYSTEMS SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32999	20-3960974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

780 Third Avenue, 25th Floor, New York, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 502-7170

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On May 2, 2016, Fuel Systems Solutions, Inc., a Delaware corporation (the “Company”) issued a press release announcing that it will hold a special meeting of its stockholders on May 31, 2016 at 12:00 p.m., Eastern Time, to, among other things, consider and vote on the previously announced Agreement and Plan of Merger, dated as of September 1, 2015, by and among Westport Innovations Inc. (“Westport”), Whitehorse Merger Sub Inc. (“Merger Sub”) and the Company, as amended by Amendment No. 1 thereto, dated as of March 6, 2016, on the terms and subject to the conditions of which, at the effective time of the Merger (as defined below), the Company will be merged with and into Merger Sub (the “Merger”), with the Company surviving the Merger. The meeting will be held at Day Pitney LLP, 7 Times Square, 20th Floor, New York, New York 10036. The Company’s stockholders of record at the close of business on April 29, 2016, will be entitled to vote their shares either in person or by proxy at the special meeting of stockholders. The Company also announced that it had filed its revised definitive proxy statement/prospectus which it would commence mailing to its stockholders on or about May 2, 2016.

A copy of the press release issued by the Company is included as Exhibit 99.1 hereto, and is incorporated herein by reference.

Additional Information and Where to Find It

Westport has filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4, which includes the revised proxy statement of the Company that also constitutes a prospectus. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE REVISED PROXY STATEMENT/PROSPECTUS, AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT WESTPORT, THE COMPANY, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and stockholders are able to obtain free copies of the revised proxy statement/prospectus and other documents filed with the SEC by the parties through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders are able to obtain free copies of the revised proxy statement/prospectus and other documents filed with the SEC by the parties by contacting Westport Investor Relations at 1-604-718-2046 or invest@westport.com (for documents filed with the SEC by Westport) or the Company’s Investor Relations advisors, LHA, at 1-415-433-3777 or fuel@lhai.com (for documents filed with the SEC by the Company).

Participants in the Solicitation

Westport, the Company and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in respect of the proposed transactions contemplated by the revised proxy statement/prospectus. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the stockholders of the Company in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, are set forth in the revised proxy statement/prospectus filed with the SEC. Information regarding Westport’s directors and executive officers is contained in Westport’s Annual Report on Form 40-F for the year ended December 31, 2015, and its Management Information Circular, dated March 11, 2015, which is filed with, in the case of the Annual Report on Form 40-F, and furnished to, in the case of the Management Information Circular, the SEC and can be obtained free of charge from the sources indicated above. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 and its Proxy Statement on Schedule 14A, dated April 14, 2015, each of which are filed with the SEC and can be obtained free of charge from the sources indicated above.

Cautionary Note Regarding Forward Looking Statements

This filing contains certain “forward looking statements” within the meaning of federal securities laws. Words such as “anticipates”, “believes”, “expects”, “intends”, “will”, “should”, “may”, and similar expressions may be used to identify forward looking statements. Forward looking statements are not statements of historical fact and reflect Fuel Systems’ and Westport’s current views about future events. This filing contains forward-looking statements, including statements regarding the Merger, the amended merger agreement, the anticipated timing of the Company’s stockholders meeting, the exchange ratio and related matters. These statements are neither promises nor guarantees, but involve known and unknown risks and uncertainties and are based on both the views of management and assumptions that may cause our actual results, levels of activity, performance or achievements and ability to complete the proposed merger with Westport to be materially different from any future results, levels of activities, performance or achievements expressed in or implied by these forward looking statements. These risks and uncertainties include risks and assumptions related to our revenue growth, operating results, industry and products, the general economy, conditions of and access to the capital and debt markets, governmental policies, regulation and approvals, technology innovations, fluctuations in foreign exchange rates, operating expenses, the availability and price of natural gas, global government stimulus packages, the acceptance of and shift to natural gas vehicles, the relaxation or waiver of fuel emission standards, the inability of fleets to access capital or government funding to purchase natural gas vehicles, the development of competing technologies, our ability to adequately develop and deploy our technology, the actions and determinations of our joint venture and development partners, as well as other risk factors and assumptions that may affect our actual results, performance or achievements or financial position discussed in Westport’s Annual Report on Form 40-F for the year ended December 31, 2015, and the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, and other filings made by the companies with securities regulators. Readers should not place undue reliance on any such forward-looking statements, which speak only as of the date they were made. We disclaim any obligation to publicly update or revise such statements to reflect any change in their expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in these forward looking statements except as required by National Instrument 51-102.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release dated May 2, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUEL SYSTEMS SOLUTIONS, INC.

Dated: May 2, 2016	By:	/s/ Pietro Bersani
Pietro Bersani
Chief Financial Officer